DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity # E0602402005-5
Document Number: 20050388806-60

Date Filed: 9/9/2005 12:08:43 PM
In the office of

Dean Heller
Secretary of State

Articles of Incorporation

(PURSUANT TO NRS 78)

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	SEARS OIL AND GAS CORPORATION
2. Resident Agent Name and Street Address: [illegible]	STEVENSON MANAGEMENT GROUP, INC. Name 9750 PEACE WAY #2090 | LAS VEGAS | NEVADA | 89147 Street Address | City | | Zip Code Optional Mailing Address | City | State | Zip Code
3. Shares: [illegible]	Number of shares with par value: 75,000,000 | Par value: $ 0.001 | Number of shares without par value: 0
4. Names & Addresses of Board of Directors/Trustees: [illegible]	1. WILLIAM C. SEARS Name 351-B LINDEN STREET | FORT COLLINS | CO | 80524 Street Address | City | State | Zip Code 2. Name Street Address | City | State | Zip Code 3. Name Street Address | City | State | Zip Code
5. Purpose: [illegible]	The purpose of this Corporation shall be: ALL LEGAL PURPOSES.
6. Names, Address and Signature of Incorporator: [illegible]	WILLIAM C. SEARS Name | Signature 351 B LINDEN STREET | FT. COLLINS | CO | 80524 Address | City | State | Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. Authorized Signature of R. A. or On Behalf of R. A. Company | 8/26/2005 Date

This form must be accompanied by appropriate fees. See attached fee schedule.

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **SEARS OIL AND GAS CORPORATION**, did on September 9, 2005, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on September 9, 2005.

DEAN HELLER
Secretary of State

By

Certification Clerk